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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               Software.com, Inc.
       _________________________________________________________________
             (Exact name of registrant as specified in its charter)

       Delaware                                 77-0392373
_______________________                     ___________________
(State of incorporation                     (I.R.S. Employer
  or organization)                          Identification No.)

                  525 Anacapa Street, Santa Barbara, CA 93101
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(Address of principal executive offices)                        (Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act:

           Title of each class                    Name of each exchange on which
           to be so registered                    Each class is to be registered
-----------------------------------------         ------------------------------

-----------------------------------------         ------------------------------

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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-76263

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, Par Value $.001
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                                 Title of Class
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

          Incorporated by reference to the information contained in the section titled "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on April 14, 1999, as amended on June 4, 1999, (file number 333-76263) (the "Form S-1 Registration Statement").

ITEM 2.   EXHIBITS

          The following exhibits are filed as part of this registration statement:

          3.1  *Amended and Restated Certificate of Incorporation of Registrant.

          3.2  *Form of Second Amended and Restated Certificate of Incorporation

               of the Registrant to be filed promptly after the closing of the offering.

          3.3  *Bylaws of the Registrant.

          4.1  *Specimen Common Stock Certificate.



_______________________

*Incorporated by reference to the corresponding exhibit filed with the Form S-1 Registration Statement.
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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: June 15, 1999           Software.com, Inc.



                              By:    /s/ Craig A. Shelburne
                                  -------------------------
                                     Craig A. Shelburne
                                     Vice President and General Counsel